UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 30, 2020
(Date of earliest event reported)

Benchmark 2020-B20 Mortgage Trust
(Central Index Key Number 0001824482)

(Exact name of issuing entity)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-226123-10	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue,	New York, New York	10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On October 30, 2020, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of October 1, 2020 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of the Benchmark 2020-B20 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-B20.

The Mortgage Loan identified as “120 Wall Street” on Exhibit B to the Pooling and Servicing Agreement (the “120 Wall Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “120 Wall Street Whole Loan”) that includes such Mortgage Loan and one or more pari passu companion loans that is not an asset of the Issuing Entity. As of November 30, 2020, the 120 Wall Street Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2020 and as to which an executed version is attached hereto as Exhibit 4.1 (the “BANK 2020-BNK29 PSA”), among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the BANK 2020-BNK29 securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the BANK 2020-BNK29 PSA applicable to the servicing of the 120 Wall Street Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on October 30, 2020.

Item 6.02.	Change of Servicer or Trustee.

Capitalized terms used in this section without definition have the meanings assigned to them in the Pooling and Servicing Agreement.

Rialto Capital Advisors, LLC, a Delaware limited liability company (“RCA”), is the special servicer with respect to each of (i) the 120 Wall Street Whole Loan under the pooling and servicing agreement (the “BNK29 PSA”) relating to the issuance of the BANK 2020-BNK29, Commercial Mortgage Pass-Through Certificates, Series 2020-BNK29 and (ii) each of the Coleman Highline Whole Loan, the 333 South Wabash Whole Loan, the Redmond Town Center Whole Loan, the USAA Plano Whole Loan and the Amazon Industrial Portfolio Whole Loan under the pooling and servicing agreement (the “B19 PSA”) relating to the issuance of the Benchmark 2020-B19 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-B19 (each such pooling and servicing agreement, a “Non-Serviced PSA”).

RCA maintains its principal servicing office at Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3550, Miami, Florida 33131.

RCA has been engaged in the special servicing of commercial mortgage loans for commercial real estate securitizations since approximately May 2012. RCA currently has a commercial mortgage-backed securities special servicer rating of “CSS2” by Fitch Ratings, Inc., a commercial loan special servicer ranking of “Above Average” by S&P Global Ratings acting through Standard & Poor’s Financial Services LLC, a commercial mortgage special servicer ranking of “MOR CS2” by Morningstar Credit Ratings, LLC, a rating by Kroll Bond Rating Agency, LLC and a rating by DBRS, Inc.

RCA is an affiliate of Rialto Capital Management, LLC, a Delaware limited liability company and Securities and Exchange Commission registered investment adviser (“RCM”). RCM is a vertically integrated commercial real estate investment and asset manager. Previously an indirect wholly-owned subsidiary of Lennar Corporation (“Lennar”) (NYSE: LEN and LEN.B), a national homebuilder, RCM and RCA were acquired on November 30, 2018 by investment funds managed by Stone Point Capital LLC (“Stone Point”) in partnership with RCM’s management team. Stone Point is a financial services and asset management focused private equity firm based in Greenwich, Connecticut. As of September 30, 2020, RCM was the sponsor of, and certain of its affiliates were investors in, eleven private equity fund structures (collectively, the “Funds”) and RCM also advised several other investment vehicles such as coinvestments, joint ventures and separately managed accounts, having over $5.2 billion of regulatory assets under management in the aggregate. Of the eleven funds, six are focused in whole or in part on investments in commercial mortgage-backed securities with the remaining funds focused on distressed and value-add real estate related investments, mezzanine debt and/or credit investments.

In addition, as of September 30, 2020, RCM has underwritten and purchased, primarily for the Funds, over $8.25 billion in face value of subordinate commercial mortgage-backed securities certificates in approximately 127 securitizations totaling approximately $131 billion in overall transaction size. RCM (or an affiliate) has the right to appoint the special servicer for each of these transactions.

Rialto Management Group, LLC, together with its subsidiaries, RCA and RCM (excluding Stone Point), had 259 employees as of September 30, 2020 and is headquartered in Miami with offices located in New York City and Atlanta and additional offices across the United States and in Europe.

RCA has detailed operating policies and procedures which are reviewed at least annually and updated as appropriate. These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with the applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act. RCA has developed strategies and procedures for managing delinquent loans, loans subject to bankruptcies of the borrowers and other breaches by borrowers of the underlying loan documents that are designed to maximize value from the assets for the benefit of certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the related servicing standard. The strategy pursued by RCA for any particular property depends upon, among other things, the terms and provisions of the underlying loan documents, the jurisdiction where the underlying property is located and the condition and type of underlying property. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.

RCA is subject to an annual external audit. As part of such external audit, auditors perform test work and review internal controls throughout the year. While RCA was a part of Lennar, RCA was determined to be Sarbanes-Oxley compliant.

RCA maintains a web-based asset management system that contains performance information at the portfolio, loan and property levels on the various loan and REO assets that it services. Additionally, RCA has a formal, documented disaster recovery and business continuity plan.

As of September 30, 2020, RCA and its affiliates were actively special servicing approximately 599 portfolio loans (and REO properties) with an unpaid principal balance of approximately $11.36 billion (see footnote 2 to the chart below).

As of September 30, 2020, RCA is also performing special servicing for approximately 125 commercial real estate securitizations. With respect to such securitization transactions, RCA is administering approximately 8,135 assets with an unpaid principal balance at securitization of approximately $129.8 billion. The asset pools specially serviced by RCA include residential, multifamily/condo, office, retail, hotel, healthcare, industrial, manufactured housing and other income-producing properties as well as residential and commercial land.

The following table sets forth information about RCA’s portfolio of specially serviced commercial and multifamily mortgage loans and REO properties in commercial mortgage-backed securitization transactions as of the dates indicated:

CMBS Pools	As of 12/31/2016	As of 12/31/2017	As of 12/31/2018	As of 12/31/2019	As of 9/30/2020
Number of CMBS Pools Named Special Servicer	75	90	105	120	125
Approximate Aggregate Unpaid Principal Balance(1)	$79 billion	$91.8 billion	$110.9 billion	$125.0 billion	$129.8 billion
Approximate Number of Specially Serviced Loans or REO Properties(2)	37	77	136	179	599
Approximate Aggregate Unpaid Principal Balance of Specially Serviced Loans or REO Properties(2)	$320 million	$1.1 billion	$2.02 billion	$2.55 billion	$11.36 billion

(1)	Includes all commercial and multifamily mortgage loans and related REO properties in RCA’s portfolio for which RCA is the named special servicer, regardless of whether such mortgage loans and related REO properties are, as of the specified date, specially serviced by RCA.
(2)	Includes only those commercial and multifamily mortgage loans and related REO properties in RCA’s portfolio for which RCA is the named special servicer that are, as of the specified date, specially serviced by RCA. Does not include any resolutions during the specified year.

In its capacity as the special servicer, RCA will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. RCA may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular underlying mortgage loans or otherwise. To the extent that RCA has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard applicable to the related Non-Serviced PSA.

RCA does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer. In certain instances, RCA may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

There are, to the actual current knowledge of RCA, no special or unique factors of a material nature involved in special servicing the particular types of assets included in this securitization transaction, as compared to the types of assets specially serviced by RCA in other commercial mortgage-backed securitization pools generally, for which RCA has developed processes and procedures which materially differ from the processes and procedures employed by RCA in connection with its special servicing of commercial mortgage-backed securitization pools generally. There have not been, during the past three years, any material changes to the policies or procedures of RCA in the servicing function it will perform under the related Non-Serviced PSA for assets of the same type included in this securitization transaction.

No securitization transaction in which RCA was acting as special servicer has experienced a servicer event of default as a result of any action or inaction of RCA as special servicer, including as a result of a failure by RCA to comply with the applicable servicing criteria in connection with any securitization transaction. RCA has not been terminated as special servicer in any securitization, either due to a servicing default or the application of a servicing performance test or trigger. RCA has made all advances required to be made by it under the servicing agreements related to the securitization transactions in which RCA is acting as special servicer. There has been no previous disclosure of material noncompliance with the applicable servicing criteria by RCA in connection with any securitization in which RCA was acting as special servicer.

RCA does not believe that its financial condition will have any adverse effect on the performance of its duties under the related Non-Serviced PSA and, accordingly, RCA believes that its financial condition will not have any material impact on the mortgage pool performance or the performance of the certificates.

From time to time RCA is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. RCA does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the related Non-Serviced PSA. There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against RCA or of which any of its property is the subject, that are material to the Certificateholders or the RR Interest Owner.

RCA occasionally engages consultants to perform property inspections and to provide surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction with the exception of some outsourced base servicing functions.

In the commercial mortgage-backed securitizations in which RCA acts as special servicer, RCA may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, RCA’s appointment as special servicer under the applicable servicing agreement and limitations on such person’s right to replace RCA as the special servicer.

Affiliates of RCA serve as the initial controlling class representative and the initial directing holder (or in a similar capacity) with respect to each of the BNK29 PSA and the B19 PSA. RCA is also an affiliate of Situs Holdings, LLC, which is the initial special servicer under the BX 2020-VIVA trust and servicing agreement with respect to the servicing of the MGM Grand & Mandalay Bay whole loan, through common control by Stone Point.

From time to time, RCA and/or its affiliates may purchase securities, including certificates in this offering and including the secondary market, and may dispose of them at any time.

A description of the material terms of the Pooling and Servicing Agreement regarding the special servicing of the mortgage loans held by the Trust and the special servicer’s duties regarding such mortgage loans, including limitations on the special servicer’s liability under the Pooling and Servicing Agreement and terms regarding the special servicer’s removal, replacement, resignation or transfer, is included in the Prospectus (SEC File Number 333-226123-10) filed with the Securities and Exchange Commission on October 30, 2020 pursuant to Rule 424(b)(2) in the section captioned “Pooling and Servicing Agreement”. The servicing terms of each Non-Serviced PSA are expected to be similar in all material respects to the servicing terms of the Pooling and Servicing Agreement; however the servicing arrangement under such agreements will differ in certain respects, as described in the Prospectus in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans”.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2020, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 3, 2020	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
(Registrant)

	By:	/s/ Harris Rendelstein
		Name:	Harris Rendelstein
		Title:	Vice President